Exhibit 99.1

Execution Version

VOTING AGREEMENT

VOTING AGREEMENT (“Agreement”), dated as of September __, 2023, by and among Eastern Bankshares, Inc., a Massachusetts corporation (“Buyer”), Citadel MS 2023, Inc., a Massachusetts corporation (“Merger Sub,” and together with Buyer, “Buyers”) and the undersigned holder (the “Shareholder”) of Common Stock, par value $1.00 per share (the “Common Stock”), of Cambridge Bancorp, a Massachusetts corporation (“Company”).

BACKGROUND STATEMENTS:

A. Concurrently with the execution of this Agreement, Buyer, Merger Sub, Company and Cambridge Trust Company have entered into an Agreement and Plan of Merger (as such agreement may be subsequently amended or modified, the “Merger Agreement”), providing for the merger of Company with and into Merger Sub (the “Merger”);

B. The Shareholder beneficially owns (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and has sole voting power with respect to the number of shares of Common Stock, and holds stock options or other rights to acquire the number of shares of Common Stock, indicated opposite the Shareholder’s name on Schedule 1 attached hereto (as used herein, the term “Shares” means all shares of Common Stock, whether such shares of Common Stock are held by the Shareholder on the date of this Agreement or are subsequently acquired prior to the Expiration Date (as defined in Section 2), whether by the exercise of stock options or otherwise);

C. It is a condition to the willingness of Buyer and Merger Sub to enter into the Merger Agreement that the Shareholder execute and deliver this Agreement; and

D. Any capitalized term used in this Agreement without definition herein shall have the meaning ascribed to it in the Merger Agreement.

In consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

1. Agreement to Vote Shares. The Shareholder agrees that, prior to the Expiration Date, at any meeting of the holders of Common Stock, or any adjournment or postponement thereof, or in connection with the solicitation of one or more written consents from the holders of Common Stock, with respect to the Merger Agreement or any of the transactions contemplated thereby (including the Merger) or any Acquisition Proposal, the Shareholder shall:

(a)	attend such meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum; and

(b)

vote (or cause to be voted), or deliver a written consent (or cause a consent to be delivered) covering, all of the Shares that such Shareholder shall be entitled to so vote (i) in favor of adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the Merger; (ii) against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty, or any other obligation or agreement of Company contained in the Merger Agreement or of the Shareholder contained in this Agreement, or that would preclude fulfillment of a condition under the Merger Agreement to Company’s and Buyer’s respective obligations to consummate the Merger; and (iii) against any Acquisition Proposal, or any agreement or transaction that is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Merger or any of the transactions contemplated by the Merger Agreement.

Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Until the Effective Time, the Shareholder shall retain at all times the right to vote the Shares in the Shareholder’s sole discretion, and without any other limitation on any matters other than those set forth in this Section 1 that are at any time or from time to time presented for consideration to the Company’s shareholders generally.

2. Expiration Date. As used in this Agreement, the term “Expiration Date” shall mean the earliest to occur of (a) receipt of the Company Shareholder Approval, (b) such date and time as the Merger Agreement shall be terminated pursuant to Article VIII thereof, (c) any amendment to the Merger Agreement that decreases the amount of, changes the form of, or otherwise adversely affects the Merger Consideration, (d) the board of directors of the Company publicly withdrawing the Company Board Recommendation and instead recommending that Company shareholders do not vote “for” the Merger or alternatively vote “against” the Merger in response to a Company Superior Proposal, or (e) upon mutual written agreement of the parties hereto. Upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that such termination or expiration shall not relieve any party from liability for any willful breach of this Agreement prior to the termination or expiration hereof.

3. Agreement to Retain Shares. Prior to the Expiration Date, the Shareholder shall not, except as expressly contemplated by this Agreement or the Merger Agreement, directly or indirectly, (a) sell, assign, transfer, or otherwise dispose of (including, without limitation, by the creation of a Lien (as defined in Section 4(c))), any Shares, (b) enter into any contract, option, commitment or other arrangement or understanding with respect to the sale, transfer, assignment or other disposition of, any Shares, (c) deposit any Shares in a voting trust or enter into a voting agreement or similar agreement with respect to any Shares or grant any proxy or power of attorney with respect thereto, or (d) take any action that would make any representation or warranty of the Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling the Shareholder from performing the Shareholder’s obligations under this Agreement. Notwithstanding the foregoing, the Shareholder may make (i) transfers of Shares by will or by operation of law, in which case this Agreement shall bind the transferee, (ii) transfers of Shares in connection with bona fide estate and charitable planning purposes, including transfers to relatives, trusts and charitable organizations, subject to the transferee agreeing in writing to be bound by the terms of, and perform the obligations of the Shareholder under, this Agreement, (iii) transfers pursuant to any pledge agreement, subject to the pledgee agreeing in writing, prior to such transfer, to be bound by the terms of this Agreement, (iv) to any immediate family member of the undersigned, or to a trust for the benefit of the undersigned or his or her immediate family members or upon the undersigned’s death subject to the transferee agreeing in writing to be bound by the terms of, and perform the obligations of the Shareholder under, this Agreement, and (v) as Buyer may otherwise agree in writing in its sole discretion.

4. Representations and Warranties of Shareholder. Except as disclosed on Schedule 1 hereto, the Shareholder hereby represents and warrants to Buyers as follows:

(a)	the Shareholder has the full power and authority to execute and deliver this Agreement and to perform the Shareholder’s obligations hereunder;

(b)

this Agreement has been duly executed and delivered by the Shareholder and (assuming this Agreement constitutes a valid and binding agreement of Buyers) is a valid and legally binding agreement with respect to the Shareholder, enforceable in accordance with its terms, subject to the Enforceability Exceptions;

(c)

the Shareholder beneficially owns the number of Shares indicated opposite such Shareholder’s name on Schedule 1, free and clear of any liens, claims, charges or other encumbrances or restrictions of any kind whatsoever (“Liens”), and has sole, and otherwise unrestricted, voting power with respect to such Shares, and none of the Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Shares, except as contemplated by this Agreement (the Shareholder agrees to promptly notify Buyers in writing of the nature and amount of any Shares acquired after the date hereof, and such Shares shall be subject to the foregoing representations and warranties);

(d)

the Shareholder understands that, at the Effective Time, each outstanding Share listed on Schedule 1 shall be converted into, as provided in and subject to the limitations set forth in the Merger Agreement, the right to receive the Merger Consideration;

(e)

the execution and delivery of this Agreement by the Shareholder does not, and the performance by the Shareholder of his or her obligations hereunder and the consummation by the Shareholder of the transactions contemplated hereby will not, violate or conflict with, or constitute a default under, any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which the Shareholder is a party or by which the Shareholder is bound, or any statute, rule or regulation to which the Shareholder is subject or, in the event that the Shareholder is a corporation, partnership, trust or other entity, any bylaw or other organizational document of the Shareholder; and

(f)

the execution and delivery of this Agreement by the Shareholder does not, and the performance of this Agreement by the Shareholder does not and will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity by the Shareholder, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by the Shareholder of his or her obligations under this Agreement in any material respect.

5. Irrevocable Proxy. Subject to the last sentence of this Section 5, by execution of this Agreement, the Shareholder does hereby appoint Buyers, with full power of substitution to any affiliate of Buyers, as the Shareholder’s true and lawful attorney and irrevocable proxy, to the full extent of the Shareholder’s rights with respect to the Shares, to vote, if the Shareholder is unable to perform his or her obligations under this Agreement, each of such Shares that the Shareholder shall be entitled to so vote with respect to the matters set forth in Section 1 hereof at any meeting of the shareholders of Company, and at any adjournment or postponement thereof, and in connection with any action of the holders of Common Stock taken by written consent. The Shareholder intends this proxy to be irrevocable and coupled with an interest hereafter until the Expiration Date and hereby revokes any proxy previously granted by the Shareholder with respect to the Shares. Notwithstanding anything contained herein to the contrary, this irrevocable proxy shall automatically terminate upon the Expiration Date.

6. No Solicitation. Subject to Section 9, from and after the date hereof until the Expiration Date, the Shareholder, in his or her capacity as a shareholder of Company, shall not, nor shall such Shareholder authorize any advisor or representative of such Shareholder or any of his or her or its affiliates, other than Company in accordance with the terms of the Merger Agreement, to (and, to the extent applicable to the Shareholder, such Shareholder shall use reasonable best efforts to prevent any of his or her advisors or representatives or affiliates, other than Company in accordance with the terms of the Merger Agreement, to) (a) solicit, initiate or knowingly encourage any inquiry with respect to a Company Acquisition Proposal, (b) participate or engage in any negotiations with any person regarding, or furnish any nonpublic information relating to, a Company Acquisition Proposal, (c) engage or participate in any discussions with any person regarding a Company Acquisition Proposal, (d) enter into any agreement, agreement in principle or letter of intent with respect to any Company Acquisition Proposal, (e) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) with respect to any Company Acquisition Proposal (other than the Merger Agreement) or otherwise encourage or assist any party in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement, (f) initiate a shareholders’ vote or action by consent of Company’s shareholders with respect to any Company Acquisition Proposal, or (g) except by reason of this Agreement, become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Company that takes any action in support of any Company Acquisition Proposal.

7. Specific Enforcement. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof or was otherwise breached. It is accordingly agreed that the parties shall be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in any state or federal court in any competent jurisdiction, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived.

8. No Waivers. No waivers of any breach of this Agreement extended by Buyers to the Shareholder shall be construed as a waiver of any rights or remedies of Buyers with respect to any other shareholder of Company who has executed an agreement substantially in the form of this Agreement with respect to Shares beneficially owned by such shareholder or with respect to any subsequent breach of the Shareholder or any other such shareholder of Company. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

9. Capacity as Shareholder. Notwithstanding anything herein to the contrary, the covenants and agreements set forth herein shall not prevent the Shareholder (a) from exercising his or her duties and obligations as an officer and/or director of Company or otherwise taking any action (or failure to act), subject to the applicable provisions of the Merger Agreement, while acting in such capacity as an officer and/or director of Company or (b) if the Shareholder is serving as a trustee or fiduciary of any ERISA plan or trust, from exercising his or her duties and obligations as a trustee or fiduciary of such ERISA plan or trust. The Shareholder is executing this Agreement solely in his or her capacity as a shareholder of Company, and not in any other capacity and this Agreement shall not limit or otherwise affect the actions of the Shareholder in his or her capacity as an officer and/or director of Company.

10. No General Control Over Common Stock. Nothing contained in this Agreement shall be deemed to vest in Buyers any direct or indirect ownership or incidence of ownership of or with respect to any of the Common Stock. All rights, ownership and economic benefits of and relating to the Common Stock shall remain and belong to the Shareholder, and Buyers shall have no power or authority to direct the Shareholder in the voting of any of the Common Stock or the performance by any Shareholder of its duties or responsibilities as a shareholder of Company, except as otherwise provided herein.

11. Entire Agreement; Amendments. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each party hereto.

12. Further Assurances. From time to time and without additional consideration, the Shareholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as Buyers may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

13. Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

14. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument.

15. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

16. Public Disclosure. The Shareholder shall not issue or cause the publication of any press release or other public announcement (to the extent not previously issued or made in accordance with the Merger Agreement) with respect to this Agreement, the Merger Agreement or the transactions contemplated by the Merger Agreement, including the Merger, without the prior consent of Buyers.

17. Assignment. This Agreement may not be assigned by any party hereto without the prior written consent of the other party hereto; provided, however, that, notwithstanding the foregoing, Buyer or Merger Sub may assign its rights and obligations under this Agreement to any Subsidiary wholly owned by it. All of the covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the respective parties and their permitted successors, assigns, heirs, executors, administrators and other legal representatives, as the case may be.

18. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of laws thereof.

19. Dispute Resolution. Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in the Business Litigation Session of the Superior Court of the Commonwealth of Massachusetts, or if that court does not have jurisdiction, the Superior Court of the Commonwealth of Massachusetts sitting in Suffolk County, Massachusetts, or if that court does not have jurisdiction, a federal court sitting in the Commonwealth of Massachusetts (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 10.04 of the Merger Agreement.

20. Waiver of Jury Trial. The parties hereto hereby waive any right to trial by jury with respect to any action or proceeding related to or arising out of this Agreement, any document executed in connection herewith and the matters contemplated hereby and thereby.

21. No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) Company’s board of directors has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Company Articles, the transactions contemplated by the Merger Agreement and this Agreement, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto and delivered by electronic or facsimile signature in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

EASTERN BANKSHARES, INC.

By:
Name:
Title:

CITADEL MS 2023, INC.

By:
Name:
Title:

SHAREHOLDER

By:
Name:

SCHEDULE 1

Shareholder	Shares of Common Stock